                                                                   EXHIBIT 99(i)

                     MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                  PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Millions, Except Per Share Amount)
                                                                      JUNE 26,
ASSETS                                                                  1998
---------------------------------------------------------            ---------

CASH AND CASH EQUIVALENTS. . . . . . . . . . . . . . . . .           $   6,281
                                                                     ---------
CASH AND SECURITIES SEGREGATED FOR REGULATORY PURPOSES
  OR DEPOSITED WITH CLEARING ORGANIZATIONS . . . . . . . .              11,933
                                                                     ---------

MARKETABLE INVESTMENT SECURITIES . . . . . . . . . . . . .               4,176
                                                                     ---------

TRADING ASSETS, AT FAIR VALUE
Corporate debt and preferred stock . . . . . . . . . . . .              32,589
Equities and convertible debentures. . . . . . . . . . . .              30,054
Contractual agreements . . . . . . . . . . . . . . . . . .              24,765
U.S. Government and agencies . . . . . . . . . . . . . . .              10,245
Non-U.S. governments and agencies. . . . . . . . . . . . .              11,409
Mortgages, mortgage-backed, and asset-backed . . . . . . .              11,196
Other. . . . . . . . . . . . . . . . . . . . . . . . . . .               4,281
                                                                     ---------
                                                                       124,539
Securities received as collateral, net of securities
  pledged as collateral. . . . . . . . . . . . . . . . . .              12,162
                                                                     ---------

Total. . . . . . . . . . . . . . . . . . . . . . . . . . .             136,701
                                                                     ---------

SECURITIES PLEDGED AS COLLATERAL . . . . . . . . . . . . .              15,694
                                                                     ---------

RECEIVABLES UNDER RESALE AGREEMENTS. . . . . . . . . . . .              77,828
                                                                     ---------

RECEIVABLES UNDER SECURITIES BORROWED TRANSACTIONS . . . .              42,876
                                                                     ---------

OTHER RECEIVABLES
Customers (net of allowance for doubtful accounts of $50).              30,398
Brokers and dealers. . . . . . . . . . . . . . . . . . . .               7,114
Interest and other . . . . . . . . . . . . . . . . . . . .               8,915
                                                                     ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .              46,427
                                                                     ---------

INVESTMENTS OF INSURANCE SUBSIDIARIES. . . . . . . . . . .               4,590

LOANS, NOTES, AND MORTGAGES (net of allowance for
  loan losses of $138) . . . . . . . . . . . . . . . . . .               7,621

OTHER INVESTMENTS. . . . . . . . . . . . . . . . . . . . .               1,970

PROPERTY, LEASEHOLD IMPROVEMENTS, AND EQUIPMENT
  (net of accumulated depreciation and amortization
  of $3,146) . . . . . . . . . . . . . . . . . . . . . . .               2,295

GOODWILL (net of accumulated amortization of $234) . . . .               5,368

OTHER ASSETS . . . . . . . . . . . . . . . . . . . . . . .               1,691
                                                                     ---------

TOTAL ASSETS . . . . . . . . . . . . . . . . . . . . . . .           $ 365,451
                                                                     =========

                                                                   EXHIBIT 99(i)

                     MERRILL LYNCH & CO., INC. AND SUBSIDIARIES
                  PRELIMINARY UNAUDITED CONSOLIDATED BALANCE SHEET


(Dollars in Millions, Except Per Share Amount)

LIABILITIES, PREFERRED SECURITIES ISSUED BY                           JUNE 26,
SUBSIDIARIES, AND STOCKHOLDERS' EQUITY                                  1998
---------------------------------------------------------            ---------
LIABILITIES

PAYABLES UNDER REPURCHASE AGREEMENTS AND SECURITIES
  LOANED TRANSACTIONS. . . . . . . . . . . . . . . . . . .           $  99,710
                                                                     ---------

COMMERCIAL PAPER AND OTHER SHORT-TERM BORROWINGS . . . . .              50,891
                                                                     ---------

TRADING LIABILITIES, AT FAIR VALUE
Contractual agreements . . . . . . . . . . . . . . . . . .              21,547
U.S. Government and agencies . . . . . . . . . . . . . . .              14,652
Equities and convertible debentures. . . . . . . . . . . .              20,641
Non-U.S. governments and agencies. . . . . . . . . . . . .              11,444
Corporate debt, preferred stock, and other . . . . . . . .               5,383
                                                                     ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .              73,667
                                                                     ---------

OBLIGATION TO RETURN SECURITIES RECEIVED AS COLLATERAL . .              27,856
                                                                     ---------

OTHER PAYABLES
Customers. . . . . . . . . . . . . . . . . . . . . . . . .              18,900
Brokers and dealers. . . . . . . . . . . . . . . . . . . .               5,540
Interest and other . . . . . . . . . . . . . . . . . . . .              20,857
                                                                     ---------
Total. . . . . . . . . . . . . . . . . . . . . . . . . . .              45,297
                                                                     ---------

LIABILITIES OF INSURANCE SUBSIDIARIES. . . . . . . . . . .               4,487

LONG-TERM BORROWINGS . . . . . . . . . . . . . . . . . . .              52,075
                                                                     ---------
TOTAL LIABILITIES. . . . . . . . . . . . . . . . . . . . .             353,983
                                                                     ---------
PREFERRED SECURITIES ISSUED BY SUBSIDIARIES. . . . . . . .               1,777
                                                                     ---------
STOCKHOLDERS' EQUITY

PREFERRED STOCKHOLDERS' EQUITY . . . . . . . . . . . . . .                 425
                                                                     ---------
COMMON STOCKHOLDERS' EQUITY
Common stock, par value $1.33 1/3 per share;
  authorized: 1,000,000,000 shares;
  issued: 472,660,324 shares . . . . . . . . . . . . . . .                 630

Paid-in capital. . . . . . . . . . . . . . . . . . . . . .               1,438
Accumulated other comprehensive income(net of tax) . . . .                 (23)
Retained earnings. . . . . . . . . . . . . . . . . . . . .              10,377
                                                                     ---------
                                                                        12,422

Less: Treasury stock, at cost: 125,416,789 shares. . . . .               2,371
      Employee stock transactions. . . . . . . . . . . . .                 785
                                                                     ---------

TOTAL COMMON STOCKHOLDERS' EQUITY. . . . . . . . . . . . .               9,266
                                                                     ---------

TOTAL STOCKHOLDERS' EQUITY . . . . . . . . . . . . . . . .               9,691
                                                                     ---------
TOTAL LIABILITIES, PREFERRED SECURITIES ISSUED BY
  SUBSIDIARIES, AND STOCKHOLDERS' EQUITY . . . . . . . . .           $ 365,451
                                                                     =========

                                       7